UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2004

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

     On August 27, 2004, Sovereign Bancorp, Inc. (“Sovereign”) sent a notice to directors and executive officers of Sovereign and Sovereign Bank informing them that a blackout period with respect to the Sovereign Bancorp, Inc. 401(k) Retirement Plan will be in effect beginning at 3:00 p.m. E.T. on October 25, 2004, and will continue until on or about November 15, 2004. Sovereign provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. Sovereign received the notice required by Section 101(i)(12)(E) of the Employment Retirement Income Security Act of 1974, as amended, on August 27, 2004.

     A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

     The following exhibits are filed herewith:

99.1	Notice of Blackout Period to Directors and Executive Officers of Sovereign Bancorp, Inc. and Sovereign Bank, dated August 27, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC. (Registrant)
Dated: August 27, 2004	/s/ James D. Hogan
James D. Hogan
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number

99.1	Notice of Blackout Period to Directors and Executive Officers of Sovereign Bancorp, Inc. and Sovereign Bank, dated August 27, 2004.

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